UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,  DC  20549



FORM 8-K

Pursuant to Section 13 or 15 (d) of the Securities Exchange
Act of 1934



Date of Report (Date of earliest event reported) 	July 27, 1995



WAVERLY, INC.

(Exact name of Registrant as specified in its charter)



Maryland 	52-0523730

(State or other jurisdiction of 	(IRS Employer

incorporation or organization) 	Identification No.)



351 West Camden Street

Baltimore, Maryland 	21201

(Address of principal executive offices) 	(Zip Code)





Registrant's telephone number, including area code 	410-528-4000

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT



	(a) On July 24, 1995, the registrant replaced Price Waterhouse LLP with Coopers & Lybrand L.L.P. as the registrant's independent accountant. The Audit Committee of the registrant's
Board of Directors of Waverly, Inc. approved the selection of Coopers & Lybrand L.L.P. as the registrant's new accountant and the replacement of Price Waterhouse LLP.



	(b) During the two most recent fiscal years and interim periods through March 31, 1995, there were no material disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure or any reportable events.



	(c) Price Waterhouse LLP's report for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.



	(d) The registrant requested that Price Waterhouse LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  JULY 27, 1995
Waverly, Inc.
By:  Edward B. Hutton Jr.
Edward B. Hutton Jr.
President and Chief Executive Officer

Date: 	JULY 27, 1995
By:  E. Philip Hanlon
E. Philip Hanlon
Chief Financial Officer